Exhibit 10.3

SOUTH JERSEY INDUSTRIES, INC.

1997 STOCK-BASED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2012)

1.             Purpose Of Plan

The purpose of the Plan is to enable the Company to recognize the contributions made to the Company by employees (including employees who are members of the Board of Directors) and non-employee directors of the Company by providing such persons with additional incentive to devote themselves to the future success of the Company and to improve the ability of the Company to attract, retain and motivate persons upon whom the Company’s sustained growth and financial success depend, by: (i) providing incentive compensation opportunities competitive with those of other major companies; (ii) providing performance-related incentives that motivate superior performance; and (iii) providing such persons with the opportunity to acquire or increase their ownership interest in the Company and to thereby acquire a greater stake in the Company and a closer identity with it.

2.             Definitions

(a)           “Award” means an award of Options, SARs, or Restricted Stock.

(b)           “Board” means the board of directors of the Parent Company.

(c)           “Code” means the Internal Revenue Code of 1986, as amended.

(d)           “Committee” means the committee described in Paragraph 5.

(e)           “Company” means South Jersey Industries, Inc. and each of its SubsidiaryCompanies.

(f)           “Date of Grant” means the date on which an Option, SAR or Restricted Stock Award is granted.

(g)          “Dividend Equivalent” means the right to receive the equivalent value (in Shares) of dividends that are paid on Restricted Stock and reinvested in Shares.

(h)          “Eligible Participant” means an employee of the Company or a director of the Parent Company as determined in accordance with Paragraph 7.

(i)           “Fair Market Value” means on any given date the mean between the highest and lowest prices of actual sales of Shares on the principal national securities exchange on which the Shares are listed on such date or, if there are no such sales on such date, the mean between the closing bid and asked prices of the Shares on such exchange on such date.

(j)            “Holder” means a person to whom (i) an SAR has been granted under the Plan, which SAR has not been exercised and has not expired or terminated, or (ii) a Restricted Stock Award has been granted, which Award has not become vested or been forfeited.

(k)           “Incentive Stock Option” means an Option granted under the Plan, designated by the Committee at the time of such grant as an Incentive Stock Option and containing the terms specified herein for Incentive Stock Options.

(l)            “Non-Qualified Option” means an Option granted under the Plan, designated by the Committee at the time of such grant as a Non-Qualified Option and containing the terms specified herein for Non-Qualified Options.

(m)          “Option” means any stock option granted under the Plan and described either in Paragraph 3(a) or 3(b).

(n)           “Optionee” means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

(o)           “Parent Company” means South Jersey Industries, Inc.

(p)           “Performance Goal” means the annual consolidated earnings per share from the Company’s continuing operations, or any other goal that is established at the discretion of the Committee including, among other things: (i) the price of Shares, (ii) the market share of the Company (or any business unit thereof), (iii) sales by the Company (or any business unit thereof), (iv) return on equity of the Company, (v) costs of the Company (or any business unit thereof), or (vi) the Company’s total shareholder return and earnings per share growth as measured against comparable returns/earnings of peer companies.  The Committee shall have sole discretion to determine specific targets within each category of Performance Goals.

(q)           “Qualifying Termination” means with respect to a Holder of a Restricted Stock Award either the (i) termination by the Holder of his or her employment with the Company for Good Reason following a Change of Control, or (ii) termination of the Holder’s employment by the Company for other than Cause following a Change of Control.  For this purpose “Good Reason” shall mean any of the following: (1) the assignment to the Holder by the Company, without the Holder’s express written approval, of duties inconsistent with the Holder’s position, duties, responsibilities, titles, offices or status with the Company immediately prior to a Change of Control of the Company, or any removal of the Holder from or any failure to re-elect the Holder to any such positions; (2) a material reduction in the Holder’s base salary as in effect on the Date of Grant or as the same is increased from time to time during the Restriction Period of any Restricted Stock Award; (3) the failure to continue in effect any benefit plan or arrangement in which the Holder is participating immediately prior to a Change of Control, or the taking of any action by the Company which would adversely affect the Holder’s participation in and/or materially reduce the Holder’s benefits under any such benefit plan or arrangement or which would deprive the Holder of any material fringe benefit enjoyed by the Holder immediately prior to a Change of Control; (4) a relocation of the Parent Company’s corporate headquarters to a location more than 50 miles outside of Folsom, New Jersey, or the Holder’s relocation to any place more than 50 miles from the location at which the Holder performed the Holder’s duties except for required travel by the Holder on the Company’s business to an extent substantially consistent with the Holder’s business travel obligations immediately prior to a Change of Control; (5) a material breach of the Holder’s then current Employment Agreement with the Company (if any) by the Company; or (6) any purported termination of the Holder’s employment which is not effected pursuant to a Notice of Termination, as specified under the Holder’s then current Employment Agreement with the Company (if any). Notwithstanding the foregoing, for any of the foregoing acts (or failure to act) to constitute “Good Reason,” the Holder must object in writing to the Company within 90 days following initial notification of the occurrence or proposed occurrence of the act (or failure to act), and which act (or failure to act) is not then rescinded or otherwise remedied by the Board within 30 days after delivery of such notice and the Holder actually resigns from employment within 30 days after the expiration of the foregoing 30-day cure period.  If the Holder’s resignation occurs after such time, the resignation shall not be treated as a Qualifying Termination.  For this purpose “Cause” shall mean any of the following reasons: (1) the willful and continued failure by the Holder to substantially perform his or her duties hereunder other than any such failure resulting from the Holder’s incapacity due to physical or mental illness or injury; (2) the conviction of the Holder of a crime under state or federal law and the Board or one of its committees is unable to conclude in good faith (and in its sole discretion) that the Holder had no reasonable cause to believe that the activities of which he or she was convicted were unlawful and that such conviction will not materially impair his or her ability to discharge his or her duties; (3) the willful engaging by the Holder in misconduct which is materially injurious to the Company, monetarily or otherwise; or (4) the continued inability of the Holder to perform his or her duties by reason of alcoholism or drug abuse even after appropriate rehabilitation services have been made available to him or her. For this purpose “Change of Control” shall mean any of the events described in the first sentence of Paragraph 13 of the Plan.

(r)           “Restriction Period” means the period during which Restricted Stock awarded under the Plan is subject to forfeiture.

(s)           “Restricted Stock” means Shares awarded by the Company under Paragraph 11 of the Plan and described in Paragraph 3(d).

(t)           “SAR” means a stock appreciation right granted under the Plan and described in Paragraph 3(c).

(u)           “Share” or “Shares” means a share or shares of Common Stock of the Parent Company.

(v)           “Subsidiary Companies” means all corporations that, at the time in question, are subsidiary corporations of the Parent Company within the meaning of section 425(f) of the Code.

(w)          “Ten Percent Shareholder” means a person who on the Date of Grant owns, either directly or within the meaning of the attribution rules contained in section 425(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations, as defined respectively in sections 425(e) and (f) of the Code.

(x)           “Value” of a SAR means the excess of the Fair Market Value of a Share on the date of exercise of such SAR over the Fair Market Value of a Share on the Date of Grant of such SAR.

3.             Rights To Be Granted

Rights that may be granted under the Plan are:

(a)           Incentive Stock Options, which give the Optionee the right for a specified time period to purchase a specified number of Shares for a price not less than their Fair Market Value on the Date of Grant;

(b)           Non-Qualified Options, which give the Optionee the right for a specified time period to purchase a specified number of Shares for a price determined by the Committee on the Date of Grant;

(c)           SARs, which give the Holder the right for a specified time period, without payment to the Company, to receive the Value of such SARs, to be paid in cash or Shares or a combination of cash and Shares, the number and amount of which shall be determined pursuant to Paragraph 8(e) below.

(d)           Restricted Stock Awards, which give the Holder a specific number of Shares which are either (i) awarded upon the Company’s achievement of Performance Goals established by the Committee, or (ii) awarded, subject to forfeiture if the Company fails to achieve Performance Goals established by the Committee.

4.             Stock Subject To Plan

Not more than 1,000,000 Shares in the aggregate may be delivered pursuant to the Plan upon exercise of Options or SARs or pursuant to Restricted Stock Awards.  The Shares so delivered may, at the option of the Company, be either treasury Shares or Shares originally issued for such purpose.  If an Option or an SAR covering Shares terminates or expires without having been exercised in whole or in part, other Options or SARs may be granted covering the Shares as to which the Option or SAR was not exercised.  If a Restricted Stock Award is forfeited, other Restricted Stock Awards may be granted covering the Shares which were forfeited.

5.             Administration Of Plan

The Plan shall be administered by the Compensation/Pension Committee of the Board or such other committee, consisting of two or more directors who, unless the Board determines otherwise, are “outside directors” (within the meaning of Section 162(m) of the Code) and “non-employee directors” (within the meaning of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934) as may be determined by the Board.

6.             Grant of Rights

The Committee may grant Options, SARs, Restricted Stock Awards or all of the foregoing to Eligible Participants.

7.             Eligibility

(a)           An Option may be granted to those Eligible Participants who are designated by the Committee as eligible to receive an Option.

(b)           An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the option price and period of exercise as are provided in Paragraphs 8(a) and 8(f) with respect to such a person.  A Non-Qualified Option shall not be granted to a Ten Percent Shareholder.

(c)           A Restricted Stock Award may be granted to those Eligible Participants who are designated by the Committee as eligible to receive a Restricted Stock Award.

(d)           No Eligible Participant may be granted in any calendar year Awards covering more than 300,000 Shares.

8.             Option and SAR Agreements and Terms

All Options and SARs shall be granted within ten years from January 26, 2005 and be evidenced by Option agreements or SARs agreements which shall be executed on behalf of the Parent Company and by the respective Optionees or Holders.  The terms of each such agreement shall be determined from time to time by the Committee, consistent, however, with the following:

(a)           Option Price. The option price per Share shall be determined by the Committee but, in the case of Incentive Stock Option, shall not be less than 100% of the Fair Market Value of such Share on the Date of Grant.  With respect to any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per Share shall not be less than 110% of the Fair Market Value of such Share on the Date of Grant.

(b)           Restrictions on Transferability. No Option or SAR shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee or Holder, shall be exercisable only by him or her. Upon the death of an Optionee or Holder, the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Options or SARs only in accordance with the provisions of Paragraph 8(f).

(c)           Payment Upon Exercise of Options.  Full payment for Shares purchased upon the exercise of an Option shall be made in cash or, at the election of the Optionee and as the Committee may, in its sole discretion, approve, either (i) by surrendering Shares with an aggregate Fair Market Value equal to the aggregate option price, (ii) by delivering such combination of Shares and cash as the Committee may, in its sole discretion, approve or (iii) at the election of the Optionee, and if the Committee, in its sole discretion approves, by surrendering the Option in exchange for issuance of a number of shares equal to the difference between the exercise price of the Option and the Fair Market Value of the Shares subject to the Option.

(d)           Issuance of Certificates Upon Exercise of Options; Payment of Cash.  Only whole Shares shall be issuable upon exercise of Options.  Any right to a fractional Share shall be satisfied in cash.  Upon payment of the option price, a certificate for the number of whole Shares and a check for the Fair Market Value on the date of exercise of any fractional Share to which the Optionee is entitled shall be delivered to such Optionee by the Parent Company; provided, however, that in the case of the exercise of a Non-Qualified Option, the Optionee has remitted to his employer an amount, determined by such employer, necessary to satisfy applicable federal, state or local tax-withholding requirements, or made other arrangements with his or her employer for the satisfaction of such tax-withholding requirements.  The Parent Company shall not be obligated to deliver any certificates for Shares until such Shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding Shares of such class at the time are listed nor until there has been compliance with such laws or regulations as the Parent Company may deem applicable.  The Parent Company shall use its best efforts to effect such listing and compliance.

(e)           Issuance of Certificates Upon Exercise of SARs; Payment of Cash.  Upon exercise of an SAR, its Value shall be payable in cash, or in Shares or such combination of cash and Shares as is selected by the Holder and approved by the Committee in its sole discretion.  Any Shares that may be due upon exercise of an SAR shall be delivered to the Holder by the Parent Company and any payment of cash shall be made by the employer of the Holder.  The employer of the Holder shall deduct from the amount of  any cash so payable an amount necessary to satisfy applicable federal, state, or local tax-withholding requirements.  If no cash is payable (or if the amount of cash payable is insufficient to satisfy applicable tax-withholding requirements), no Shares shall be delivered by the Parent Company to the Holder until the Holder remits to his or her employer an amount, determined by such employer, necessary to satisfy applicable federal, state, or local tax-withholding requirements or makes other arrangements for the satisfaction of such tax-withholding requirements.  The Parent Company shall not be obligated to deliver any certificates for Shares until such Shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding Shares of such class at the time are listed nor until there has been compliance with such laws or regulations as the Parent Company may deem applicable.  The Parent Company shall use its best efforts to effect such listing and compliance.

(f)           Periods of Exercise of Options and SARs.  An Option or SAR shall be exercisable in whole or in part at such time as may be determined by the Committee and stated in the Option or SAR agreement; provided, however, that, unless otherwise determined by the Committee, no Option or SAR shall be exercisable before one year or after five years from the Date of Grant in the case of an Option or SAR granted to a Ten Percent Shareholder, or before one year or after ten years from the Date of Grant in all other cases, except as provided below:

(i)           In the event that an Optionee or Holder ceases to be employed by the Company for any reason other than retirement, disability (as determined by the Committee) or death, any Option or SAR held by such Optionee or Holder shall not be exercisable after the date the Optionee or Holder ceases to be employed by the Company unless otherwise determined by the Committee and set forth in the Option or SAR agreement or a written amendment thereto; provided, however, that in no event shall an Option or SAR be exercisable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases;

(ii)           If an Optionee or Holder ceases to be employed by the Company, and if such cessation of employment is due to the disability (as determined by the Committee) or the retirement of the Optionee or Holder, he or she shall have the right to exercise his or her Options or SARs until the last day of the sixth month following cessation of employment, or such longer period as the Committee may determine and set out in writing, even if the date of exercise is within any time period prescribed by the Plan prior to which such Option or SAR shall not be exercisable; provided, however, that in no event shall an Option or SAR be exercisable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases;

(iii)           In the event that an Optionee or Holder ceases to be employed by the Company by reason of his or her death, any Incentive Stock Option, Non-Qualified Option or SAR held by such Optionee or Holder shall be exercisable, the person to whom the rights of the Optionee shall be passed by will or by the laws of descent and distribution, until the last day of the twelfth month following the date of the Optionee’s or Holder’s death, or such longer period as the Committee may determine and set out in writing, even if the date of exercise is within any time period prescribed by the Plan prior to which such Option or SAR shall not be exercisable; provided, however, that in no event shall an Option or SAR be exercisable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases.

(g)           Date of Exercise.  The date of exercise of an Option or SAR shall be the date on which written notice of exercise, addressed to the Parent Company at its main office to the attention of its Secretary, is hand delivered, telecopied or mailed, first class postage prepaid; provided, however, that the Parent Company shall not be obligated to deliver any certificates for Shares pursuant to the exercise of an Option or SAR until the Optionee shall have made payment in full of the option price for such Shares.  Each such exercise shall be irrevocable when given.  Each notice of exercise must (i) specify the Incentive Stock Option, Non-Qualified Option, SAR, or combination thereof, being exercised; (ii) must, in the case of the exercise of an Option, include a statement of preference (which shall not be binding on the Committee) as to the manner in which payment to the Parent Company shall be made (Shares or cash or a combination of Shares and cash); and (iii) must, in the case of the exercise of an SAR, include a statement of preference (which shall not be binding on the Committee) as to the manner in which payment to the Holder shall be made other than only in cash (Shares or cash or a combination of Shares and cash).

(h)           Termination of Employment.  For purposes of the Plan, a transfer of an employee between two employers, each of which is a Company, shall not be deemed a termination of employment.

(i)           Multiple Grants of Incentive Stock Options, Non-Qualified Options and SARs. The grant, exercise, termination or expiration of any Incentive Stock Option, Non-Qualified Option or SAR shall have no effect upon any other Incentive Stock Option, Non-Qualified Option or SAR held by the same Optionee or Holder; provided, however, that the Committee may, in its sole discretion, provide in the Option agreement or SARs agreement that the exercise of a certain number of SARs is conditioned upon the exercise of a certain number of Options or provide that an SAR shall otherwise be attached to Options granted under the Plan.  All SARs which are attached to Options shall be subject to the following terms:

(A)           such SAR shall expire no later than the Option to which it is attached;

(B)           such SAR shall be for an amount no more than the excess of the Fair Market Value of the Shares subject to the attached Option on the date such SAR is exercised over the option price of such Option;

(C)           such SAR shall be subject to the same restrictions on transferability as the Option to which it is attached;

(D)           such SAR shall be exercisable only when the Option to which it attached is eligible to be exercised;

(E)           such SAR shall be exercisable only when the Fair Market Value of the Shares subject to the attached Option exceeds the option price of such Option; and

(F)           such SAR shall expire upon the exercise of the Option to which it is attached. Upon exercise of an SAR which is attached to an Option, the Option to which the SAR is attached shall expire.

9.             Limitation on Grant of Incentive Stock Options

The aggregate Fair Market Value (determined as of the time options are granted) of the Shares for which any employee may be granted Incentive Stock Options that first become exercisable in any one calendar year under the Plan and any other plan of his or her employer corporation and its parent and subsidiary corporations, as defined respectively in Sections 425(e) and (f) of the Code, shall not exceed $100,000.

10.           Rights As Shareholders With Respect to Options and SARs

Neither an Optionee nor a Holder shall have any right as a shareholder with respect to any Shares subject to his or her Options or SARs until the date of the issuance of a stock certificate to him or her for such Shares.

11.           Restricted Stock Awards

The grant of a Restricted Stock Award shall be subject to the following terms and conditions:

(a)           Grant of Restricted Stock Award. Any Restricted Stock granted under the Plan shall be evidenced by an agreement executed by the Company and the Holder, which agreement shall conform to the requirements of the Plan, and shall specify (i) the number of Shares subject to the Award, (ii) the Restriction Period applicable to each Award, (iii) the events that will give rise to a forfeiture of the Award, (iv) the Performance Goals that must be achieved in order for the restriction to be removed from the Award, (v) the extent to which the Holder’s right to receive the Shares under the Award will be forfeited if the Performance Goals are not met, and (vi) whether the Restricted Stock is subject to a vesting schedule. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

(b)           Delivery of Restricted Stock.  Upon determination of the number of shares of Restricted Stock that are to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of Shares be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, or pledge of the Restricted Stock during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company.

(c)           Dividend Equivalents.  Notwithstanding any provision of the Plan to the contrary, a Holder who has been granted a Restricted Stock Award pursuant to this Paragraph 11 may, at the discretion of the Committee, be credited as of dividend payment dates during the Restriction Period with Dividend Equivalents with respect to the Shares underlying the Restricted Stock Award.  Such Dividend Equivalents shall be credited to an account established on behalf of the Holder by the Company. The Dividend Equivalents credited under this Paragraph (c) shall be notionally reinvested in Shares and shall be converted into additional Shares under such formula, at such time, and subject to such limitations as may be determined by the Committee.

(d)           Receipt of Common Stock.  At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Restricted Stock agreement, the number of shares of Restricted Stock with respect to which the restrictions imposed hereunder shall lapse. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Shares by the removal of the restrictive legends from the Restricted Stock.  Thereafter, Shares equal to the number of shares of the Restricted Stock with respect to which the restrictions hereunder shall lapse shall be delivered to the Holder. The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

(e)           Termination By Reason of Death, Disability or Retirement.  Unless otherwise determined by the Committee, if a Holder ceases to be employed by the Company and such cessation of employment is due to the Holder’s death, disability (as determined by the Committee) or retirement, the vested portion of the Restricted Stock, if any, shall become nonforfeitable. The non-vested portion of the Restricted Stock shall be forfeited as of the date of such termination of employment.

(f)            Other Termination.  Unless otherwise determined by the Committee at the time of grant, if a Holder ceases to be employed by the Company and such cessation of  employment is due to any reason other than for death, disability (as determined by the Committee), retirement, or Qualifying Termination, any Restricted Stock with respect to which the Restriction Period has not expired shall be forfeited.

12.           Changes in Capitalization

In the event of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights, or other similar corporate change, the Board shall make appropriate adjustments in the aggregate number of Shares that may be covered by Options, SARs or Restricted Stock Awards under the Plan, the number of Shares subject to, and the option price of, each then-outstanding Option, the number of then-outstanding SARs and the Fair Market Value of Shares upon which the Value of such SARs is based, and the number of Shares subject to each then-outstanding Restricted Stock Award.

13.           Mergers, Dispositions and Certain Other Transactions

Effective January 1, 2012, notwithstanding any provision of this Plan to the contrary, if, during the Restriction Period of any Restricted Stock Award, the Parent Company or any of the Subsidiary Companies shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganization or a liquidation or partial liquidation of the Parent Company, then all Restricted Stock Awards shall become nonforfeitable and immediately payable in cash upon the Qualifying Termination of the Holder, to the extent then still outstanding.  Except as otherwise provided in the foregoing sentence of this Paragraph 13, if, during the term of any Option or SAR, or during the Restriction Period of any Restricted Stock Award, the Parent Company or any of the Subsidiary Companies shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganization or a liquidation or partial liquidation of the Parent Company, the Parent Company may choose to take no action with regard to the Options, SARs or Restricted Stock Awards outstanding or, notwithstanding any other provision of the Plan, to take any of the following courses of action:

(a)           Not less than 15 days or more than 60 days prior to any such transaction, all Optionees and Holders shall be notified that their Options and SARs shall expire on the 15th day after the date of such notice, in which event all Optionees and Holders shall have the right to exercise all of their Options and SARs prior to such new expiration date; or

(b)           The Parent Company shall provide in any agreement with respect to any such merger, consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant options and stock appreciation rights to the Optionees and Holders to acquire shares, or stock appreciation rights in shares in such corporation with respect to which the excess of the fair market value of the shares of such corporation immediately after the consummation of such merger, consolidation, combination or acquisition over the option price, or the value of such stock appreciation rights, shall not be greater than the excess of the Fair Market Value of the Shares over the option price of Options (or, in the case of an SAR, the Value of such SAR) , immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

(c)           The Parent Company shall provide that all Restricted Stock Awards that are outstanding on the date of the merger, consolidation, combination or acquisition shall become nonforfeitable or immediately payable in cash; or

(d)           The Parent Company shall take such other action as the Board shall determine to be reasonable under the circumstances in order to permit Optionees and Holders to realize the value of rights granted to them under the Plan.

14.           Plan Not To Affect Employment

Neither the Plan nor any Award shall confer upon any employee of the Company any right to continue in the employment of the Company.

15.           Interpretation

The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options granted under the Plan shall constitute incentive stock options within the meaning of section 422A of the Code, that the Non-Qualified Options and Restricted Stock Awards shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code and that the Plan shall qualify for the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

16.           Amendments

(a)           The Plan may be amended by the Board, but any amendment that increases the aggregate number of Shares that may be issued pursuant to the Plan upon exercise of Options or SARs or upon the grant of a Restricted Stock Award (otherwise than pursuant to Paragraph 12), that changes the class of Eligible Participants, or that otherwise requires the approval of the shareholders of the Parent Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) of the Securities Exchange Act of 1934, shall require the approval of the holders of such portion of the shares of the capital stock of the Parent Company present and entitled to vote on such amendment as is required by applicable state law and the terms of the Parent Company’s Articles of Incorporation, as then in effect, to make the amendment effective.  No outstanding Option, SAR or Restricted Stock Award shall be affected by any such amendment without the written consent of the Optionee, Holder, or other person then entitled to exercise such Option or SAR or receive Shares pursuant to such Restricted Stock Award.

(b)           Subject to the provisions of the Plan, the Committee may amend any Option agreement, SARs agreement or Restricted Stock agreement, subject to the consent of the affected Optionee or Holder if such amendment is not favorable to the Optionee or Holder or if such amendment has the effect of changing an Incentive Stock Option to a Non Qualified Option, except that the consent of the Optionee or Holder shall not be required for any amendment made pursuant to Paragraph 13 hereof.

17.           Compliance with Section 162(m) of the Code

This Plan is intended to comply with Section 162(m) of the Code with respect to qualified performance-based Awards that may be awarded by the Committee to Eligible Participants. For this purpose, an Award shall constitute qualified performance-based compensation to the extent that it is granted by the Committee on account of the attainment of one or more preestablished, objective performance goals established by the Committee, the material terms of which are disclosed to the shareholders of the Parent Company and satisfaction of such performance goals are certified by the Committee.

18.           Securities Laws

The Committee shall have the power to make each Award under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, including Rule 16b-3 (or any similar rule), of the Securities and Exchange Commission.

19.           Effective Date and Term of Plan

The Plan shall expire no later than January 26, 2015, unless sooner terminated by the Board. Any Incentive Stock Option granted before the approval of the Plan by the Parent Company’s shareholders shall be expressly conditioned upon, and shall not be exercisable until, such shareholder approval.

20.           General

Each Option, SAR or Restricted Stock Award shall be evidenced by a written instrument containing such terms and conditions not inconsistent with the Plan as the Committee may determine. The issuance of Shares on the exercise of an Option or SAR, or pursuant to a Restricted Stock Award, shall be subject to all of the applicable requirements of the New Jersey Business Corporation Act and other applicable laws, including federal or state securities laws, and all Shares issued under the Plan shall be subject to the terms and restrictions contained in the Articles of Incorporation of the Parent Company, as amended from time to time.  Among other things, the Optionee or Holder may be required to deliver an investment representation to the Company in connection with any exercise of an Option or SAR, or in connection with the receipt of Shares pursuant to a Restricted Stock Award, or to agree to refrain from selling or otherwise disposing of the Shares required for a specified period of time or on specified terms.

21.           Indemnification

Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled, without further act on his or her part, to indemnity from the Parent Company and limitation of liability to the fullest extent provided by applicable law and by the Parent Company’s Articles of Incorporation and/or By laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards hereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.